HSBC Funds

Supplement Dated February 7, 2013

to the HSBC Money Market, Emerging Markets and World Selection
Prospectuses Dated February 28, 2012
and to the HSBC RMB Fixed Income Fund Prospectus Dated April 30, 2012,
each as supplemented to date

Reinstatement of Exemption from U.S. Withholding Tax for Certain Non-U.S. Persons

An exemption from U.S. withholding tax on the dividends attributable to short-term capital gains and U.S. source interest paid to certain non-U.S. persons in respect of their investments in the HSBC Prime Money Market Fund, HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Money Market Fund, HSBC Emerging Markets Debt Fund, HSBC Emerging Markets Local Debt Fund, HSBC Total Return Fund, HSBC RMB Fixed Income Fund, Income Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund and Aggressive Strategy Fund (the “Funds”), which expired with respect to taxable years of the Funds beginning on or after November 1, 2012, has been reinstated on a temporary basis.

This exemption will expire with respect to taxable years of the Funds beginning on or after November 1, 2014, and there can be no assurance that this exemption will be extended further. If this exemption is not extended in the future, such shareholders invested in the Funds will generally be assessed U.S. withholding tax on such dividends, at a rate of up to 30%.

Please consult your tax adviser for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE